SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. _______)

Filed by the registrant [X]
Filed by a party other than the registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement          [  ] Confidential,for use of the
                                               Commission Only (as permitted by
                                               Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant toss.240.14a-11(c) orss.240.14a-12

                               ASB Holding Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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

                               ASB Holding Company


December 26, 2003

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of ASB Holding Company (the "Company"), we invite you to attend our first Annual Meeting of Stockholders (the "Meeting") to be held at The Oakeside-Bloomfield Cultural Center, 240 Belleville Avenue, Bloomfield, New Jersey, on January 20, 2004, at 4:00 p.m. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Meeting.

         The Board of Directors of the Company has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, are in the best interest of the Company and its stockholders. The Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE- PAID RETURN ENVELOPE AS QUICKLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting.

IF YOU PLAN TO ATTEND:

         Please note attendance is limited to stockholders as of the record date only. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. If you are a stockholder whose shares are not registered in your own name (e.g., held in a brokerage account), you will need to bring documentation from your record holder. Examples of such documentation include a brokerage statement, letter or other record confirming your ownership of ASB Holding Company stock as of the record date.



                                      Sincerely,



                                      /s/Joseph Kliminski
                                      ------------------------------------
                                      Joseph Kliminski
                                      President and Chief Executive Officer

--------------------------------------------------------------------------------
                               ASB HOLDING COMPANY
                                365 BROAD STREET
                          BLOOMFIELD, NEW JERSEY 07003
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 20, 2004
--------------------------------------------------------------------------------


NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of ASB Holding Company (the "Company") will be held at The Oakeside-Bloomfield Cultural Center, 240 Belleville Avenue, Bloomfield, New Jersey, on January 20, 2004, at 4:00 p.m. The Meeting is for the purpose of considering and acting upon the following matters:

         1.       The election of three directors of ASB Holding Company; and

         2. The ratification of the appointment of Crowe Chizek and Company LLC as the Company's independent auditor for the fiscal year ending September 30, 2004.

         The transaction of such other business as may properly come before the Meeting, or any adjournments thereof, may also be acted upon. The Board of Directors is not aware of any other business to come before the Meeting.

         The Board of Directors of the Company has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on November 28, 2003, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                         BY ORDER OF THE BOARD OF DIRECTORS




                                         /s/Richard M. Bzdek
                                         -------------------
                                         Richard M. Bzdek
                                         Secretary
Bloomfield, New Jersey
December 26, 2003

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                               ASB HOLDING COMPANY
                                365 BROAD STREET
                          BLOOMFIELD, NEW JERSEY 07003
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                January 20, 2004
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ASB Holding Company (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at The Oakeside-Bloomfield Cultural Center, 240 Belleville Avenue, Bloomfield, New Jersey, on January 20, 2004, at 4:00 p.m. (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about December 26, 2003.

         At the Meeting, stockholders will consider and vote upon (i) the election of three directors of the Company, and (ii) the ratification of the appointment of Crowe Chizek and Company LLC as the Company's independent auditor for the fiscal year ending September 30, 2004.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

         The Company is the parent company of American Savings Bank of NJ (the "Bank"). The Company was formed in June 2003 as a corporation chartered by the Office of Thrift Supervision for the purpose of being a holding company for the Bank. The Company is the majority-owned subsidiary of American Savings, MHC, a federally-chartered mutual holding company. Because American Savings, MHC owns approximately 70% of the Company's outstanding common stock, the votes cast by American Savings, MHC will be determinative in the voting on Proposal I (election of directors) and Proposal II (ratification of auditors).

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted as specified thereon. If no specification is made, signed proxies will be voted "FOR" the nominees for director as set forth herein, and "FOR" the ratification of Crowe Chizek and Company LLC as the Company's independent auditor for the fiscal year ending September 30, 2004. The proxy confers discretionary authority on the persons named thereon to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and with respect to matters incident to the conduct of the Meeting.

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                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on November 28, 2003 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, the Company had 5,554,500 shares of Common Stock issued and outstanding.

         As provided in the Charter of the Company, for a period of five years from October 3, 2003, the date of the completion of the Company's stock offering, no person, except for American Savings, MHC, is permitted to beneficially own in excess of 10% of the Company's outstanding common stock (the "Limit"), and any shares acquired in violation of this Limit, are not entitled to any vote. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, broker non- votes (i.e., shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter) will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors (Proposal I), the proxy provided by the Board of Directors allows a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for the nominees being proposed. Under the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for the nominees being proposed is withheld.

         Concerning all other matters that may properly come before the Meeting, including the ratification of the independent auditors (Proposal II), by checking the appropriate box, a shareholder may: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all such matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (i) broker non-votes or
(ii) proxies marked "ABSTAIN" as to that matter.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the outstanding shares of Common Stock are required to file reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, the ownership of the Company's employee stock ownership plan and the ownership of all executive officers and directors of the Company. Management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date other then American Savings, MHC.

                                                                       Percent of Shares of
                                                Amount and Nature of         Common Stock
Name and Address of Beneficial Owner            Beneficial Ownership         Outstanding
------------------------------------            --------------------         -----------

American Savings MHC                                 3,888,150                 70.0%
365 Broad Street
Bloomfield, New Jersey 07003

American Savings Bank of NJ Employee Stock             133,308 (1)              8.0%
Ownership Plan Trust (the "ESOP")
365 Broad Street
Bloomfield, New Jersey 07003

All directors and executive officers of the
     Company as a group (nine persons)                 211,049(2)               3.8%


 --------------------------

(1) These shares are held in a suspense account and are allocated among participants annually on the basis of compensation as the ESOP debt is repaid. As of the Record Date, no shares have been allocated to ESOP participants. The Board of Directors appointed all non-employee directors to serve as ESOP Trustees and as members of the ESOP Plan Committee. The ESOP Plan Committee directs the vote of all unallocated shares and shares allocated to participants if timely voting directions are not received for such shares.

(2) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership. Excludes 133,308 shares held by the ESOP.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission and to provide copies of those reports to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of its Common Stock. To the Company's knowledge, all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 2003 fiscal year.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's charter requires that the Board of Directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of seven members. Three directors will be elected at the Meeting, each to serve for a three-year term and until their successors have been elected and qualified.

         Joseph Kliminski, Robert A. Gaccione and James H. Ward, III have been nominated by the Board of Directors to serve as directors. Each of the nominees is currently a member of the Board of Directors. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees. If any of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any of the nominees might be unavailable to serve.

         The following table sets forth the names, ages, terms of, length of board service and the number and percentage of shares of Common Stock beneficially owned by the nominees, the directors continuing in office and the executive officers of the Company.

                                                                                           Shares of
                                       Age at           Year First         Current        Common Stock        Percent
                                    September 30         Elected or        Term to        Beneficially          of
Name                                    2003           Appointed(1)        Expire           Owned(2)           Class
----                                   ------          ------------        ------           --------           -----

Board Nominees for Term to Expire in 2007
Joseph Kliminski                         60                1986             2004            40,000                *
Robert A. Gaccione                       62                2003             2004            15,000                *
James H. Ward, III                       54                1991             2004            40,000                *

Directors Continuing in Office
Stanley Obal                             81                1981             2005            10,000                *
Vincent S. Rospond                       71                1981             2005            40,000                *
W. George Parker                         78                1967             2006            28,044                *
H. Joseph North                          71                1991             2006             2,000                *

Executive Officers of the Company
Richard M. Bzdek                         50                 N/A              N/A            32,035                *
Eric B. Heyer                            41                 N/A              N/A             3,970                *


-----------------------------------
*        Less than 1%
(1) Refers to the year the individual first became a director of the Bank. Upon formation of the Company in June 2003, each director of the Bank at that time became a director of the Company.
(2) Beneficial ownership as of the Record Date. Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect beneficial ownership.

Biographical Information

         Directors and Executive Officers of the Company. Set forth below is the business experience for the past five years of each of the directors, nominees and executive officers of the Company.

         Joseph Kliminski has been a member of the Board since 1986. He has been employed by the Bank since 1967 and became President and Chief Executive Officer of the Bank in 1987 and President and Chief Executive Officer of the Company upon its formation in June 2003. Mr. Kliminski serves as president of the Bloomfield Lions Club, as president of the Advisory Board to the Bloomfield Town Council, as chairman of the Bloomfield Education Foundation, and as chairman of the Deborah Hospital Children of the World Golf Tournament. Mr. Kliminski also serves on the Executive Committee of the Bloomfield Center Alliance, and is a member and former president of the Board of Trustees of the Bloomfield Public Library. He is also a member of the Board of Governors of the New Jersey League of Community Bankers, and past president of the Essex County Savings League.

         Robert A. Gaccione has been a member of the Board since 2003. He has been a senior partner of the law firm of Gaccione, Pomaco & Malanga, P.C. in Belleville, New Jersey for thirty years. He is a former Federal Bureau of Investigation agent. Mr. Gaccione also serves as the Essex County Tax Board Commissioner. He served as a director of Franklin Community Bank, a commercial bank located in Nutley, New Jersey for three years. Mr. Gaccione is a member and the past president of the Belleville Rotary Club, is the president of the Clara Maass Foundation and is a member of the Belleville Foundation.

         James H. Ward, III has been a member of the Board since 1991 and Vice Chairman since 2003. From 1998 to 2000, he was the majority stockholder and Chief Operating Officer of Rylyn Group, which operated a restaurant in Indianapolis, Indiana. Prior to that, he was the majority stockholder and Chief Operating Officer of Ward and Company, an insurance agency in Springfield, New Jersey, where he was employed from 1968 to 1998. He is now a retired investor.

         Stanley Obal has been a member of the Board since 1981. Mr. Obal retired in 1982 and was the owner of Obal's Inn, a tavern and restaurant in Bloomfield, New Jersey.

         Vincent S. Rospond has been a member of the Board since 1981. He is an attorney and the majority stockholder of the law firm of Rospond, Rospond & Conte, P.A. in Bloomfield, New Jersey. Rospond, Rospond & Conte serves as general counsel to the Bank. Mr. Rospond is the president and a trustee of United Way of Bloomfield, is a member and the former legal counsel of Bloomfield Chamber of Commerce, and is a member and the treasurer of North Jersey Manufacturer's & Businessmen Association. He is also a member of the Cornell Club of New Jersey, the Essex County Bar Association, the Newark Art Museum, the Bloomfield Music Federation and the New Jersey Bar Association.

         W. George Parker has been a member of the Board since 1967 and Chairman since 1990. Mr. Parker is the owner, president and chief executive officer of Adco Chemical Company, located in Newark, New Jersey.

         H. Joseph North has been a member of the Board since 1991. Mr. North retired in 1987 as Town Administrator of Bloomfield, New Jersey after 20 years of service as the municipality's chief administrative officer. Mr. North is a past president and a lifetime member of the New Jersey Municipal Management Association and is a former member of the International City Management Association. Mr. North is also a former president of the Bloomfield Lions Club, Bloomfield Fifth Quarter Club and Bloomfield Tennis Federation.

         Richard  M.  Bzdek  is  the  Bank's  Executive  Vice  President,  Chief
Operating Officer and Secretary and became Executive Vice President, Chief Operating Officer and Secretary of the Company upon its formation in June 2003. He has been employed by the Bank since 1975. Mr. Bzdek is the former president and a current director of the Bloomfield Chamber of Commerce. He is a member of the Financial Managers Society and serves as Vice Chairman on the Operations and Technology Committee of the New Jersey League of Community Bankers. He is also the treasurer and a trustee of United Way of Bloomfield and is a director and co-founder of the Bloomfield Center Alliance.

         Eric B. Heyer has been the Bank's Senior Vice President, Treasurer and Chief Financial Officer since 1997 and became Chief Financial Officer of the Company upon its formation in June 2003. Mr. Heyer has been employed by the Bank since 1993. He was previously the chief financial officer of Monarch Savings Bank in Kearny, New Jersey, where he was employed from 1986 to 1993. Mr. Heyer is a member of the Financial Managers Society. He has previously served as a trustee of Kingston United Methodist Church and currently serves on the finance committee of Princeton United Methodist Church.

Meetings and Committees of the Board of Directors

         The Company was not formed until June 2003 and all of the information set forth below regarding meetings and committees relates to the Bank. The Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the fiscal year ended September 30, 2003, the Board of Directors met eleven times, including regularly scheduled and special meetings. No director attended fewer than 75% of the total aggregate meetings of the Board of Directors plus meetings of committees on which he served during the year ended September 30, 2003. The Board maintains an Audit Committee and a Compensation Committee, as well as a Building and Grounds Committee and a Bylaws Committee. The entire Board of Directors serves as a Nominating Committee to select persons to be nominated to serve as directors of the Company and met one time in such capacity during the year ended September 30, 2003. The Nominating Committee is not required to consider nominees recommended by stockholders of the Company.

         The Compensation Committee consists of the full Board of Directors. Mr. Kliminski does not participate in committee discussions regarding his own compensation. This committee met one time during the year ended September 30, 2003. The responsibilities of this committee include appraisal of the performance of officers of the Bank, administration of management incentive compensation plans and review of the directors' compensation. This committee reviews industry compensation surveys and reviews the recommendations of management on employee compensation matters.

         The Audit Committee consists of Directors Parker, Obal and Ward, each of whom is independent under the rules of Nasdaq. This committee meets periodically as needed with the internal auditor and the external auditors and met six times during the year ended September 30, 2003. This committee's main responsibilities include oversight of the internal auditor and the external auditors and monitoring of management and staff compliance with the Board's audit policies, and applicable laws and regulations. This committee has adopted a written charter, a copy of which is attached hereto as Appendix A.

         Report of the Audit Committee. For the fiscal year ended September 30, 2003, the Audit Committee: (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the Company's independent auditor, Crowe Chizek and Company LLC ("Crowe Chizek"), all matters required to be discussed under Statement on Auditing Standards No. 61, and (iii) received from Crowe Chizek disclosures regarding Crowe Chizek's independence as required by Independence Standards Board Standard No. 1 and discussed with Crowe Chizek its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003.

         Audit Committee:

                  W. George Parker
                  Stanley Obal
                  James H. Ward, III

         Audit Fees. The aggregate fees billed by Crowe Chizek for professional services rendered for the audit of the Company's annual consolidated financial statements and for the review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal years ended September 30, 2003 and 2002 were $42,000 and $38,500, respectively.

         Audit Related Fees. The aggregate fees billed by Crowe Chizek for assurance and related services related to the Company's Form 10-KSB for the years ended September 30, 2003 and 2002 were $7,500 and $0, respectively.

         Tax Fees. The aggregate fees billed by Crowe Chizek for professional services rendered for tax compliance, tax advice and tax planning for the years ended September 30, 2003 and 2002 were $8,700 and $7,200, respectively. Such tax-related services consisted in both years of tax return preparation and consultation.

         All Other Fees. The aggregate fees billed by Crowe Chizek for professional services rendered for services or products other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" totaled $150,800 and $0, respectively, for the years ended September 30, 2003 and 2002, and consisted of expenses related to the Company's initial public offering.

Certain Relationships and Related Transactions

         Other than as disclosed below, no directors, officers or their immediate family members were engaged in transactions with the Company or any subsidiary involving more than $60,000 (other than through a loan with the Bank) during the two years ended September 30, 2003.

         Director Vincent S. Rospond is the majority stockholder of the law firm of Rospond, Rospond & Conte, P.A., which serves as general counsel to the Bank and to which the Bank paid approximately $25,000 and $30,000 in legal fees during the years ended September 30, 2003 and 2002. In addition, the Bank engages this law firm in connection with loan closings, and fees paid by borrowers in loan closings handled by such law firm totaled approximately $86,000 and $66,000 during fiscal 2003 and 2002.

         Management believes that the transactions described above were on terms at least as favorable to the Bank as the Bank would have received in transactions with an unrelated party.

         The Bank makes loans to its officers, directors and employees in the ordinary course of business. The Bank waives its application fee for mortgages to officers and employees on single-family owner- occupied homes or second homes. It also reduces its application fee for mortgages on 2-4 family owner-occupied homes by the amount of the application fee for single family home mortgages and reduces its modification fee for 1-4 family owner-occupied home mortgages or second home mortgages by the amount of the application fee for single family home mortgages. Other than such application fee waivers and reductions to officers and employees, such loans are on substantially the same terms and conditions as those of comparable transactions prevailing at the time with other persons. Such loans also do not include more than the normal risk of collectibility or present other unfavorable features.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Compensation of Directors

         Board Fees. Directors are currently paid a fee of $225 per Board meeting attended, and no fees are paid for committee meetings. For fiscal year 2003, each director received an additional annual fee of $25,000. The aggregate fees paid to the directors for the fiscal year ended September 30, 2003 were $159,450. Directors who also serve as employees do not receive compensation as directors.

         Directors Consultant and Retirement Plan. The Directors Consultant and Retirement Plan provides retirement benefits to directors on their retirement date. "Retirement date" means the date of termination of service as a director following a participant's completion of not less than twelve years of service as a director, or not less than six years of service following a change in control; provided however, the retirement date with regard to directors serving as of August 27, 1996 who have completed not less than five years of service as of August 27, 1996 shall be the date of termination of service as a director without regard to whether the twelve years of service requirement has been fulfilled. Upon death or disability, a director shall be deemed to have terminated service as of such date.

         If a director agrees to become a consulting director to our board upon retirement, he will receive a monthly payment for 144 months equal to 0.08333333 times the average of the annual retainers paid (exclusive of payment of fees for special meetings) for the highest three yearly periods during the immediately prior ten-year period. In the event of a change in control, all directors will be presumed to have reached the retirement date and each director will receive a lump sum payment equal to the present value of future benefits payable.

Executive Compensation

         Summary Compensation Table. The following table sets forth the compensation awarded to or earned by the Company's President and Chief Executive Officer and certain other executive officers for the fiscal years ended September 30, 2003, 2002 and 2001. No other executive officer of the Company received a total annual salary and bonus in excess of $100,000 during the reporting period.


                                                       Annual Compensation
                                                   --------------------------------

                                                                                 All Other
Name and Principal Position              Year          Salary        Bonus      Compensation
---------------------------             ------         ------        -----      ------------
Joseph Kliminski, President              2003         $242,255      $73,228        $212,140 (1)
  and Chief Executive Officer            2002          197,447       35,455          90,427
                                         2001          196,079       25,042          15,722

Richard M. Bzdek, Executive              2003          162,244       30,492          46,498 (2)
  Vice President, Chief                  2002          156,047       29,698          24,525
  Operating Officer and Secretary        2001          151,565       19,791          14,913

Eric B. Heyer, Senior Vice               2003          139,615       50,322          31,019 (3)
  President, Treasurer and Chief         2002          122,308       24,283          15,724
  Financial Officer                      2001          112,308       14,136          10,162

--------------
(1) Consists of (i) an accrual of $187,498 under Mr. Kliminski's executive salary continuation agreement, (ii) an employer matching contribution to the 401(k) Plan for Mr. Kliminski of $5,953, and (iii) an employer contribution to the Profit Sharing Plan for Mr. Kliminski of $18,689.
(2) Consists of (i) an accrual of $25,178 under Mr. Bzdek's executive salary continuation agreement, (ii) an employer matching contribution to the 401(k) Plan for Mr. Bzdek of $5,151, and (iii) an employer contribution to the Profit Sharing Plan for Mr. Bzdek of $16,175.
(3) Consists of (i) an accrual of $13,737 under Mr. Heyer's executive salary continuation agreement, (ii) an employer matching contribution to the 401(k) Plan for Mr. Heyer of $5,546, and (iii) an employer contribution to the Profit Sharing Plan for Mr. Heyer of $11,736.

         Employment Agreements. The Bank has entered into employment agreements with Mr. Kliminski, Mr. Bzdek and Mr. Heyer. Mr. Kliminski's, Mr. Bzdek's and Mr. Heyer's current base salaries are $250,000, $164,147 and $145,000, respectively. Mr. Kliminski's employment agreement has a term of three years while Mr. Bzdek's and Mr. Heyer's agreements have a term of two years. Each of the agreements provides for an annual one-year extension of the term of the agreement upon determination of the Board of Directors that the executive's performance has met the requirements and standards of the Board, so that the remaining term of the agreement continues to be three years, in the case of Mr. Kliminski, and two years, in the case of Mr. Bzdek and Mr. Heyer. If the Bank terminates Mr. Kliminski without "just cause"as defined in the agreement, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement, but in no event for a period of less than two years.

If the Bank terminates Mr. Bzdek or Mr. Heyer without "just cause" as defined in the agreement, that individual will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement. Mr. Kliminski's employment agreement provides that if Mr. Kliminski's employment is terminated without just cause within twenty-four months of a change in control, he will be paid an amount equal to 2.999 times his five-year average annual taxable cash compensation in either a lump sum or, at his option, in periodic payments over a three-year period or the remaining term of the agreement, whichever is less. Mr. Bzdek's and Mr. Heyer's employment agreements provide that if their employment is terminated without just cause within twelve months of a change in control, they will be paid an amount equal to 2.0 times their five-year average annual taxable cash compensation in either a lump sum or, at their option, in periodic payments over a two-year period or the remaining term of the agreement, whichever is less. If change in control payments had been made under the agreements as of September 30, 2003, the payments would have equaled approximately $608,032, $299,729 and $215,171 to Kliminski, Bzdek and Heyer, respectively.

         The Company has entered into an employment agreement with Mr. Kliminski, the terms of which are substantially the same as Mr. Kliminski's employment agreement with the Bank. The agreement with the Company provides that if Mr. Kliminski's employment is terminated without just cause as defined in the agreement, he will be entitled to a continuation of his salary for three years from the date of termination. Any payments to Mr. Kliminski under the employment agreement with the Company will be reduced to the extent that payments are made to Mr. Kliminski under his agreement with the Bank.

         Executive Salary Continuation Agreements. The Bank has implemented executive salary continuation agreements for the benefit of Messrs. Kliminski, Bzdek and Heyer. The executive salary continuation agreements will provide benefits at age 65 that would be comparable to approximately 50% of Mr. Kliminski's average base salary based upon the average of the three highest out of the last five years of employment, and 30% of average salary for Messrs. Bzdek and Heyer. The benefits will be paid in equal monthly installments until the death of the participant. If a participant terminates employment prior to age 65, then the target retirement benefits equal to the accrued balance of the participant's liability reserve account multiplied by a vested percentage (100% for Messrs. Kliminski and Bzdek and 33% per year for Mr. Heyer beginning January 1, 2002). Upon disability, the participant will receive 100% of the participant's accrued liability balance payable either in a lump sum or in 180 monthly installments. Upon a change in control of the Bank, and the participant's termination, the participant will be deemed to reach age 65 and will receive full retirement benefits. As long as such agreement remains in effect, upon the death of a participant, the participant's beneficiary will be paid a death benefit under the terms of the Endorsement Method Split Dollar Life Insurance Agreement between the participant and the Bank.

         For fiscal 2003, we accrued $187,498 under Mr. Kliminski's executive salary continuation agreement, $25,178 under Mr. Bzdek's executive salary continuation agreement and $13,737 under Mr. Heyer's executive salary continuation agreement. These accruals reflect the scheduled accruals under the plan in order for the retirement benefit provided by the plan to be fully accrued at the expected retirement date. The accrual for Mr. Kliminski is higher than for Messrs. Bzdek and Heyer due to the fewer number of months left to accrue the full retirement benefit that will be payable to Mr. Kliminski at his expected retirement date in 2008 and also reflects a higher average base salary for Mr. Kliminski and a higher percentage of such base provided under the plan, 50% versus 30% for Messrs. Bzdek and Heyer. When the plan was established in February 2002, there were 78 months until the expected retirement date for Mr. Kliminski, compared to 196 months and 300 months for Messrs. Bzdek and Heyer. The amounts required to accrue the present value of the retirement benefit provided for each individual are based upon assumptions for both discount rate and salary projections. These assumptions are reviewed at least annually and provide the basis upon which monthly benefit accruals are recorded. Such accruals are generally recorded in equal amounts from month to month with changes made to such amounts as required by assumption changes.

--------------------------------------------------------------------------------
             PROPOSAL III - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         The Board of Directors of the Company has appointed Crowe Chizek and Company LLC as the Company's independent auditor for the fiscal year ending September 30, 2004, subject to ratification by the Company's stockholders. A representative of Crowe Chizek and Company LLC is expected to be present at the Meeting, will have the opportunity to make a statement if he so desires, and is expected to be available to respond to appropriate questions.

         Ratification of the appointment of the auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Crowe Chizek and Company LLC as the Company's auditors for the 2004 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         Under the Company's bylaws, stockholder proposals that are not included in the Company's proxy statement for the annual meeting, will only be considered at such meeting if the stockholder submits notice of the proposal to the Company at the above address by at least five days before the date of the annual meeting. Stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered at the annual meeting.

         In order to be considered for inclusion in the Company's proxy materials for the annual meeting of stockholders to be held in 2005, all stockholder proposals must be received at the Company's executive office at 365 Broad Street, Bloomfield, New Jersey 07003 by August 28, 2004. Stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered for inclusion in the Company's proxy materials.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any other matters to come before the Meeting. However, if any other matters should properly come before the Meeting or any adjournments, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

         A copy of the Company's annual report on Form 10-KSB for the fiscal year ended September 30, 2003 will be furnished without charge to stockholders as of the Record Date upon written request to the Secretary, ASB Holding Company, 365 Broad Street, Bloomfield, New Jersey 07003.

                                        BY ORDER OF THE BOARD OF DIRECTORS




                                        /s/Richard M. Bzdek
                                        ----------------------
                                        Richard M. Bzdek
                                        Secretary

                                                                      APPENDIX A

                               ASB HOLDING COMPANY
                             AUDIT COMMITTEE CHARTER

This Audit Committee Charter (Charter) has been adopted by the Board of Directors (the Board) of ASB Holding Company (the Company). The Audit Committee of the Board (the Committee) shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

Role and Independence: Organization

The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board. The membership of the Committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, as established by the Board and as set forth in applicable rules of either the OTC Bulletin Board, the BBX or other applicable stock exchange. For purposes hereof, "independent" shall mean a director who meets the definition of "independence" as used in Item 7(d)(3)(iv) of Schedule 14A of the Securities Exchange Act of 1934 ("Exchange Act"). The Company's annual report on Form 10-KSB shall disclose the inclusion or absence of an audit committee expert, as required by the Exchange Act.

The Committee shall maintain free and open communication with the independent auditors, the internal auditors and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel.

One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and the director of internal audit.

The Committee shall meet approximately four times a year, or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings with the independent auditors, management and the internal auditors.

Responsibilities

Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The responsibilities of the Committee shall include, but not be limited to:

o Recommend to the Board of Directors, and evaluate, the firm of independent certified public accountants to be appointed as auditors of the Company, which firm shall be ultimately accountable to the Board of Directors through the Committee.

o Be directly responsible for the appointment, compensation and oversight of the Company's independent auditors and internal auditors.

o Review and discuss with the outside auditors their audit procedures, including the scope, fees and timing of the audit, and the results of the annual audit examination and any accompanying management letters, and any reports of the outside auditors with respect to interim periods.

o Review and discuss the written statement from the outside auditor of the Company concerning any relationships between the auditor and the Company or any other relationships that may adversely affect the independence of the auditor and, based on such review, assess the independence of the outside auditor.

o Review and discuss with management and the outside auditors the financial statements of the Company, including an analysis of the auditors' judgment as to the quality of the Company's accounting principles.

o    Recommend  to the  Board of  Directors  whether,  based on the  review  and
     discussions   described  in  the  paragraphs   above,  that  the  financial
     statements should be included in the Annual Report on Form 10-KSB.

o Review and discuss with management and the outside auditors: (a) any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company; and (b) any transactions or courses of dealing with parties related to the Company which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Company's financial statements.

o Review and discuss with management and the outside auditors the adequacy of the Company's internal controls.

o Review and discuss with management and the outside auditors the accounting policies which may be viewed as critical, and review and discuss any significant changes in the accounting policies of the Company and accounting and financial reporting proposals that may have a significant impact on the Company's financial reports.

o Establish policies and procedures for the engagement of the outside auditor to provide non-audit services, and consider whether the outside auditor's performance of information technology and other non-audit services is compatible with the auditor's independence.

o Review material pending legal proceedings involving the Company and other contingent liabilities.

o Obtain reports from management, the Company's senior internal auditing executive and independent auditor that the Company and its subsidiary affiliated entities are in conformity with applicable legal requirements and the Company's Code of Ethics for Senior Financial Officers. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Ethics for Senior Financial Officers.

o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

o Establish procedures to coordinate the procedures of the Committee with the Company's Disclosure Committee responsible for overseeing the accuracy of the Company's filings under the Exchange Act.

The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

Outside Advisors and Funding

The Committee shall have the appropriate funding and authority to retain such outside counsel, experts, and other advisors as it determines appropriate to assist in the full performance of its functions.

Investigations

The Committee shall have the authority to conduct or authorize investigations into any matters within its scope of responsibilities and shall have the authority to retain outside advisors to assist it in the conduct of any investigation.



Adopted on July 29, 2003

--------------------------------------------------------------------------------
                               ASB HOLDING COMPANY
                                365 BROAD STREET
                          BLOOMFIELD, NEW JERSEY 07003
                         ANNUAL MEETING OF STOCKHOLDERS
                                January 20, 2004
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of ASB Holding Company (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company, which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at The Oakeside-Bloomfield Cultural Center, 240 Belleville Avenue, Bloomfield, New Jersey, on January 20, 2004, at 4:00 p.m. and at any and all adjournments thereof, in the following manner:

                                                             FOR        WITHHELD
                                                             ---        --------
1.        The election as director of the  nominees
          listed with terms to expire in 2006
          (except as marked to the contrary below):          |_|           |_|

          Joseph Kliminski
          Robert A. Gaccione
          James H. Ward, III

INSTRUCTIONS: To withhold your vote for any nominee, write the nominee's name on
-------------
the line provided below.

--------------------------------------------------------------------------------

                                                          FOR   AGAINST  ABSTAIN
                                                          ---   -------  -------
2.        The ratification of the appointment
          of Crowe Chizek and Company LLC as
          the Company's independent auditor for the
          fiscal year ending September 30, 2004.          |_|     |_|      |_|




          The Board of Directors recommends a vote "FOR" all of the above listed nominees and proposal.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE NOMINEES LISTED AND THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER
BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated December 26, 2003 and the 2003 Annual Report to Stockholders.


                                           [_]   Check Box if You Plan
Dated:                                           to Attend the Annual Meeting.
       ---------------------------------


----------------------------------------         -------------------------------
PRINT NAME OF STOCKHOLDER                        PRINT NAME OF STOCKHOLDER


----------------------------------------         -------------------------------
SIGNATURE OF STOCKHOLDER                         SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.



--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------